Fees and Expenses - STERLING CAPITAL NORTH CAROLINA INTERMEDIATE TAX-FREE FUND	Feb. 24, 2026
Prospectus [Line Items]
Expense Example [Heading]	Example
Expense Example Narrative [Text Block]

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example, No Redemption Narrative [Text Block]	You would pay the following expenses if you did not redeem your shares: